MYERS INDUSTRIES, INC. First Quarter 2019 Earnings Presentation 21 54 91 142 184 230 56 67 73 Font Color Exhibit 99.2

Safe Harbor Statement & Non-GAAP Measures Statements in this presentation include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement that is not of historical fact may be deemed “forward-looking”. Words such as “expect”, “believe”, “project”, “plan”, “anticipate”, “intend”, “objective”, “outlook”, “target”, “goal”, “view” and similar expressions identify forward-looking statements. These statements are based on management's current views and assumptions of future events and financial performance and involve a number of risks and uncertainties, many outside of the Company's control that could cause actual results to materially differ from those expressed or implied. Risks and uncertainties include: raw material availability, increases in raw material costs, or other production costs; risks associated with our strategic growth initiatives or the failure to achieve the anticipated benefits of such initiatives; unanticipated downturn in business relationships with customers or their purchases; competitive pressures on sales and pricing; changes in the markets for the Company's business segments; changes in trends and demands in the markets in which the Company competes; operational problems at our manufacturing facilities, or unexpected failures at those facilities; future economic and financial conditions in the United States and around the world; inability of the Company to meet future capital requirements; claims, litigation and regulatory actions against the Company; changes in laws and regulations affecting the Company; and other risks as detailed in the Company's 10-K and other reports filed with the Securities and Exchange Commission. Such reports are available on the Securities and Exchange Commission's public reference facilities and its website at www.sec.gov and on the Company's Investor Relations section of its website at www.myersindustries.com. Myers Industries undertakes no obligation to publicly update or revise any forward-looking statements contained herein. These statements speak only as of the date made. The Company refers to certain non-GAAP financial measures throughout this presentation. Adjusted EPS, adjusted income per diluted share from continuing operations, adjusted operating income, adjusted gross profit, adjusted EBITDA and free cash flow are non-GAAP financial measures and are intended to serve as a supplement to results provided in accordance with accounting principles generally accepted in the United States. The Company believes that such information provides an additional measurement and consistent historical comparison of the Company’s performance. Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP measures are available in the appendix of this presentation.

2019 Q1 Overview

Achievements

- ✓ Distribution transformation on track; sales increased year-over-year for second consecutive quarter
- ✓ Double-digit increase in sales to food processing customers within our Food & Beverage end market
- ✓ New SmartControl product launched at Scepter drove mid-single-digit sales growth in fuel containers
- ✓ Large customer order drove mid-single-digit sales growth in the Industrial end market
- ✓ Expanded adjusted gross profit margin by 190 basis points to 32.9% as a result of:
  - » Favorable price-cost margin
  - » Productivity savings driven by lean continuous improvement actions
- ✓ Adjusted operating income increased by 6%, despite a 9% decline in net sales

Challenges

- Difficult comp within Food & Beverage end market due to unusually high seed box demand in Q1 2018
- Sales to RV customers continue to decline
  - » Consolidating manufacturing operations; closing Michigan plant and expanding operations at Indiana plant
    - » Estimated total costs of $1.1M ($900k of restructuring costs and $150k of non-restructuring costs)
    - » Estimated annual savings of $1.5M beginning in 2020
  - » Gaining market share with current customers outside of RV market; continue to focus on winning new customers in new markets

MYERS INDUSTRIES, INC.

Results reflect continuing operations. See appendix for non-GAAP reconciliations.

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Q1 Financial Summary Operating Highlights Net sales down 8.8%, compared to Q1 2018 Material Handling down $13.9M (-11.9%) Distribution up $0.4M (+1.1%) Adj. gross profit margin expanded to 32.9% from 31.0% Favorable price-cost margin offset lower volume and unfavorable sales mix Productivity savings Adj. op income up 6.2% to $12.2M, compared to $11.5M in Q1 2018 Adj. EBITDA up 0.3% to $18.1M, compared to $18.0 million in Q1 2018 Adj. EPS $0.23 compared to $0.24 in Q1 2018 GAAP Financial Highlights Non-GAAP Financial Highlights Results reflect continuing operations. See appendix for non-GAAP reconciliations.

Q1 Segment Results Material Handling Segment Highlights Net sales down 11.9% vs. Q1 2018 Consumer end market up low-single-digits due primarily to incremental sales from new SmartControl fuel containers Food & Beverage end market down double-digits due primarily to lower seed box sales (unusually high demand in Q1 2018) Vehicle end market down low-double-digits driven by continued RV market decline Industrial end market up mid-single-digits due to large customer order received in Q4 of last year Favorable price-cost margin and productivity savings mostly offset lower sales volume and unfavorable sales mix Material Handling Financial Highlights Distribution Financial Highlights Results reflect continuing operations. See appendix for non-GAAP reconciliations. Distribution Segment Highlights Net sales up 1.1% vs. Q1 2018, despite one less selling day Daily run rate of domestic sales up 4% Continued to execute transformation plan with goal to deliver $5 - $7M in annualized benefits in 2020 and 10% EBITDA margin by the end of 2020 Shifting go-to-market strategy to enhance sales effectiveness 80/20 implementation and contribution margin improvement Implementing logistics and overhead efficiency programs Quarter Charts for Total Myers MH Chart (In $ millions except EPS) Q1 '19 Q1 '18 vs PY (In $ millions) Q1 '19 Q1 '18 vs PY Net Sales $139.11500000000001 $152.56800000000001 -8.8% Net Sales $102.95099999999999 $116.809 -0.11863811863811864 Gross Profit 45.558999999999997 47.115000000000002 -3.3% Op Income 16.207000000000001 16.73 -3.1% Gross Profit Margin 0.32749164360421229 0.30881311939594147 180 Op Income Margin 0.1574244057852765 0.14322526517648471 140 Op Income 10.218 12.022 -0.15005822658459492 Adj Op Income 17.295196000000001 16.872181000000001 2.5% Op Income Margin 7.3% 7.9% -50 Adj Op Income Margin 0.16799444395877652 0.14444247446686473 240 Diluted EPS $0.19 $0.25 -0.24 Adj EBITDA 22.821497000000001 22.984722000000001 -0.7% Adj EBITDA Margin 0.22167338831094408 0.19677184121086561 250 Distribution Chart (In $ millions except EPS) Q1 '19 Q1 '18 vs PY (In $ millions) Q1 '19 Q1 '18 vs PY Net Sales $139.11500000000001 $152.56800000000001 -8.8% Net Sales $36.173999999999999 $35.780999999999999 1.0983482854028675 Adj Gross Profit 45.731182999999994 47.233995999999998 -3.2% Op Income 0.21299999999999999 1.738 -0.87744533947065595 Gross Profit Margin 0.32872934622434669 0.3095930732525824 190 Op Income Margin .6% 4.9% -,430 Adj Op Income 12.206878000000001 11.499102000000001 6.2% Adj Op Income 1.1136820000000001 1.073421 3.8% Op Income Margin 8.8% 7.5% 120 Adj Op Income Margin 3.8% 2.9999748469858305 10 ` Adj EBITDA 18.104837 18.048200000000001 .3% Adj EBITDA 1.3757730000000001 1.3823530000000002 -0.5% EBITDA Margin 0.13014295367142292 0.11829610403230036 120 Adj EBITDA Margin 3.8% 3.9% -10 Diluted Adjusted EPS $0.23 $0.24 -4.2% Gross Profit Margin - hardcoded Quarter Charts for Total Myers MH Chart (In $ millions except EPS) Q1 '19 Q1 '18 vs PY (In $ millions) Q1 '19 Q1 '18 vs PY Net Sales $139.11500000000001 $152.56800000000001 -8.8% Net Sales $102.95099999999999 $116.809 -0.11863811863811864 Gross Profit 45.558999999999997 47.115000000000002 -3.3% Op Income 16.207000000000001 16.73 -3.1% Gross Profit Margin 0.32749164360421229 0.30881311939594147 180 Op Income Margin 0.1574244057852765 0.14322526517648471 140 Op Income 10.218 12.022 -0.15005822658459492 Adj Op Income 17.295196000000001 16.872181000000001 2.5% Op Income Margin 7.3% 7.9% -50 Adj Op Income Margin 0.16799444395877652 0.14444247446686473 240 Diluted EPS $0.19 $0.25 -0.24 Adj EBITDA 22.821497000000001 22.984722000000001 -0.7% Adj EBITDA Margin 0.22167338831094408 0.19677184121086561 250 Distribution Chart (In $ millions except EPS) Q1 '19 Q1 '18 vs PY (In $ millions) Q1 '19 Q1 '18 vs PY Net Sales $139.11500000000001 $152.56800000000001 -8.8% Net Sales $36.173999999999999 $35.780999999999999 1.0983482854028675 Adj Gross Profit 45.731182999999994 47.233995999999998 -3.2% Op Income 0.21299999999999999 1.738 -0.87744533947065595 Gross Profit Margin 0.32872934622434669 0.3095930732525824 190 Op Income Margin .6% 4.9% -,430 Adj Op Income 12.206878000000001 11.499102000000001 6.2% Adj Op Income 1.1136820000000001 1.073421 3.8% Op Income Margin 8.8% 7.5% 120 Adj Op Income Margin 3.8% 2.9999748469858305 10 ` Adj EBITDA 18.104837 18.048200000000001 .3% Adj EBITDA 1.3757730000000001 1.3823530000000002 -0.5% EBITDA Margin 0.13014295367142292 0.11829610403230036 120 Adj EBITDA Margin 3.8% 3.9% -10 Diluted Adjusted EPS $0.23 $0.24 -4.2% Gross Profit Margin - hardcoded

Working Capital as a % of TTM Sales Balance Sheet and Cash Flow Cash Flow ($M) and Cash Flow as % of Sales Total Debt ($M) and Debt to Adj. EBITDA Operating Cash Flow Free Cash Flow (FCF) 1.7% 7.6% 3.8% 8.4% 2.3x Q1 Highlights Free cash flow generation of $2.4M, a decrease vs. prior year Higher variable compensation payouts, increased capital spending and build-up of inventory for Consumer end market Total debt-to-adjusted EBITDA ratio 1.2x Working capital as a percentage of sales consistent with previous quarters Results reflect continuing operations. See appendix for non-GAAP reconciliations.

2018 2019 Operating Framework Mid-single digits Mid- teens Mid-single digits Low-single digits Low-to-mid- single digits Expecting decline from unusually high demand in 2018 and competitive pressure; anticipating increased sales to food processing customers Growth from new product launch and market share gains Expect continued decline in sales to RV customers to be partially offset by increased sales to automotive customers Anticipate increased sales with large industrial distributors Sales expected to increase as a result of strategic initiatives being implemented in first half of 2019 Auto Aftermarket 26% Industrial 25% Sales anticipated to be flat; adjusted operating margin anticipated to grow Adjusted diluted EPS estimated to be $0.75 - $0.85 2019 Fiscal Year Outlook

2019 Guidance Net sales growth:~ Flat D&A: ~ $25M Net interest expense:~ $5M Effective tax rate (normalized):~ 27% Diluted share count:~ 36M Diluted EPS:$0.70 - $0.80 Adjusted diluted EPS: $0.75 - $0.85 Capital expenditures: ~ $10M Reaffirms 2019 Guidance

Appendix

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES GROSS PROFIT, OPERATING INCOME AND EBITDA (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES GROSS PROFIT, OPERATING INCOME AND EBITDA (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES INCOME AND EARNINGS PER DILUTED SHARE (UNAUDITED) (Dollars in thousands, except per share data)

Reconciliation of Non-GAAP Measures   MYERS INDUSTRIES, INC. RECONCILIATION OF FREE CASH FLOW TO GAAP NET CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES – CONTINUING OPERATIONS (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES ADJUSTED EBITDA AND DEBT (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES WORKING CAPITAL (UNAUDITED) (Dollars in thousands)